Legg Mason Partners Small Cap Core Fund, Inc. (the “Fund”)

Supplement Dated February 27, 2007

to Prospectus and Statement of Additional Information

Dated May 1, 2006

The following supplements the Prospectus and Statement of Additional Information (“SAI”) of Legg Mason Partners Small Cap Core Fund, Inc.

Effective February 15, 2007, the Fund is managed by a team of portfolio managers employed by the Fund’s sub-adviser, Batterymarch Financial Management, Inc. (“Batterymarch”). At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time.

Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA, co-directors and senior portfolio managers of Batterymarch’s U.S. Equities investment team, are responsible for the strategic oversight of Batterymarch’s investment process. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch’s current investment strategies. Additional information about Mr. Ko and Mr. Lanzendorf is below.

Charles Ko

Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and to a co-director and senior portfolio manager of the Batterymarch U.S. Equities investment team in 2006. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. He has seven years of investment experience.

Stephen A. Lanzendorf

Mr. Lanzendorf joined Batterymarch in 2006. Mr. Lanzendorf is a co-director and senior portfolio manager of the Batterymarch U.S. Equities investment team. He has 22 years of investment experience. An experienced quantitative strategist, Mr. Lanzendorf was employed at Independence

Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005). He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has a B.S. and M.S. from the Massachusetts Institute of Technology.

The SAI provides additional information about the compensation of each of the portfolio managers, other accounts managed by each of the portfolio managers and any Fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other Fund service providers.

FD #04137

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